                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Millipore Corporation (the "Corporation"), do hereby constitute and appoint Francis J. Lunger, Kathleen Allen and Jeffrey Rudin and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K Annual Report of the Corporation for the fiscal year ended December 31, 2002, and all such amendments or additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said documents, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                    TITLE                         DATE
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/s/ Francis J. Lunger        Chairman and Director         February 13, 2003
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/s/ Daniel Bellus            Director                      February 13, 2003
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/s/ Robert C. Bishop         Director                      February 13, 2003
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/s/ Maureen A. Hendricks     Director                      February 13, 2003
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/s/ Mark Hoffman             Director                      February 13, 2003
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Page 2
Power of Attorney

SIGNATURE                      TITLE                           DATE
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/s/ Richard J. Lane            Director                        February 13, 2003
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/s/ John F. Reno               Director                        February 13, 2003
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/s/ Edward M. Scolnick         Director                        February 13, 2003
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/s/ Karen E. Welke             Director                        February 13, 2003
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